UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): March 29, 2010

Midas Medici Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52621	37-1532843
(State or other jurisdiction of incorporation)	Commission file number	(IRS Employer Identification No.)

445 Park Avenue, 20th Floor, New York, New York 10222

Registrant’s telephone number, including area code (212) 792-0920

Copies to:
Thomas Rose, Esq.
Marcelle S. Balcombe, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On March 29, 2010, the board of directors of Utilipoint International, Inc. (“Utilipoint”), a wholly owned subsidiary of Midas Medici Group Holdings, Inc. (the “Company”) approved a decision to terminate REDW LLC (“REDW”) as the independent registered accounting firm for Utilipoint.

The reason for the termination of REDW is that, following the consummation of the reverse acquisition of Utilipoint, (i) the former shareholders of Utilipoint own a significant amount of the outstanding shares of our common stock and (ii) our primary business became the business previously conducted by Utilipoint.  The independent registered public accountant of Utilipoint for U.S. accounting purposes is REDW; however, we believe that it is in the Company’s best interest to dismiss REDW and have J.H. Cohn LLP, our current independent registered public accountant for U.S. accounting purposes, continue to work with our business.

REDW’s report on Midas Medici Group Holdings, Inc. and subsidiaries, formerly Utilipoint International, Inc. and subsidiary’s financial statements for the two fiscal years ended December 31, 2008 and 2007 in conjunction with the reverse acquisition of Utilipoint, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2008 and 2007 and the subsequent interim period through March 29, 2010, regarding the December 31, 2008 and 2007 audited financial statements, (i) there were no disagreements with REDW on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of REDW would have caused REDW to make reference to the subject matter in connection with its reports; and  (ii) there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

On March 29, 2010, Utilipoint provided REDW with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that REDW furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated March 30, 2010, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
16.1	Letter from REDW LLC dated March 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midas Medici Group Holdings, Inc.

Date: March 31, 2010	By:	/s/ Nana Baffour
Nana Baffour, CEO and Co-Executive
Chairman

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